                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): April 27, 2001


                 LAKEHEAD PIPE LINE COMPANY, LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)


          DELAWARE                     333-59597                 39-1715851
(State or other jurisdiction     (Commission File No.)        (I.R.S. Employer
      of incorporation)                                      Identification No.)


     LAKE SUPERIOR PLACE, 21 WEST SUPERIOR STREET, DULUTH, MN    55802-2067
             (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (218) 725-0100

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ITEM 5.    OTHER EVENTS

      The Consolidated Statement of Financial Position of Lakehead Pipe Line Company, Inc., at December 31, 2000 and 1999 has been prepared and is included as Exhibit 99.1 to this Form 8-K. Lakehead Pipe Line Company, Inc., is the General Partner of Lakehead Pipe Line Partners, L.P., and Lakehead Pipe Line Company, Limited Partnership.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

Exhibit No. Description
----------  -----------
23.1        Consent of Independent Accountants

99.1 Consolidated Statement of Financial Position of Lakehead Pipe Line Company, Inc. at December 31, 2000 and 1999, together with Report of Independent Public Accountants.




                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                LAKEHEAD PIPE LINE COMPANY, LIMITED PARTNERSHIP
                                                 (registrant)

                                By:  Lakehead Pipe Line Company, Inc.
                                     as General Partner


                                             /s/ J.L. Balko
                                -----------------------------------------------
                                J. L. Balko
                                Chief Accountant
                                (Principal Financial and Accounting Officer)


Date: April 27, 2001

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                               INDEX TO EXHIBITS

Exhibit No. Description
----------  -----------
23.1        Consent of Independent Accountants

99.1        Consolidated Statement of Financial Position of Lakehead Pipe Line
            Company, Inc. at December 31, 2000 and 1999, together with Report of
            Independent Public Accountants.